UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026 (August 17, 2026)

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Lindaro Street	San Rafael	California	94901
(Address of Principal Executive Offices)			(Zip Code)

(415) 506-6700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BMRN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 17, 2026, BioMarin Pharmaceutical Inc., a Delaware corporation (“BioMarin”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with (i) Alesta Therapeutics B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (the “Company” or “Alesta”), (ii) each of the holders of shares of Alesta identified on Schedule 1.1(a) to the Purchase Agreement, (iii) Anaheim SpinCo B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“SpinCo”), and (iv) Shareholder Representative Services LLC, solely in its capacity as the representative and attorney-in-fact of the Company Participating Equityholders (as defined in the Purchase Agreement). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Purchase Agreement.

Pursuant to the Purchase Agreement, BioMarin has agreed to acquire Alesta via a share purchase transaction (the “Share Purchase”) on a cash-free, debt-free basis for (a) an upfront cash amount of $275 million, subject to a customary post-closing purchase price adjustment; and (b) up to $215 million of future payments, subject to the achievement of various development milestones. Alesta, a private company headquartered in the Netherlands, develops novel oral small molecule therapies for underserved rare diseases.

The Share Purchase is expected to be completed in the third quarter of the calendar year 2026 and is subject to certain closing conditions, including (x) the absence of any temporary restraining order, injunction or other legal order, which would have the effect of making illegal or otherwise prohibiting the completion of the Share Purchase, (y) completion of a pre-closing transfer of certain of Alesta’s assets and businesses to SpinCo, and (z) other customary conditions specified in the Purchase Agreement.

The Purchase Agreement contains certain representations, warranties, agreements and covenants of BioMarin and Alesta, including customary operating restrictions on the conduct of the business of Alesta and cooperation provisions that apply until the completion of the Share Purchase or termination of the Purchase Agreement.

The Purchase Agreement also contains customary termination rights for each of BioMarin and Alesta.

The foregoing summary of the Purchase Agreement is subject to, and qualified in its entirety by, the text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The representations, warranties and covenants set forth in the Purchase Agreement have been made only for the purposes of the Purchase Agreement and solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, such representations and warranties (1) may not survive the completion of the Share Purchase and, therefore, could not be the basis for any claims under the Purchase Agreement by the other parties after termination of the Purchase Agreement, and (2) were made only as of the dates specified in the Purchase Agreement. Accordingly, investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of BioMarin, Alesta or any of their respective subsidiaries, affiliates or businesses.

Item 7.01	Regulation FD Disclosure.

On August 18, 2026, BioMarin issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Item 7.01 of this report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the SEC made by BioMarin regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Share Purchase Agreement, dated as of August 17, 2026, by and among BioMarin Pharmaceutical Inc., Alesta Therapeutics B.V., each holder of shares of Alesta Therapeutics B.V. identified on Schedule 1.1(a) thereto, Anaheim SpinCo B.V. and Shareholder Representative Services LLC, solely in its capacity as the representative and attorney-in-fact of the Company Participating Equityholders

99.1	Press Release issued by BioMarin Pharmaceutical Inc. on August 18, 2026

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*

Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. BioMarin agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request; provided, however, that BioMarin may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements about, among other things, the proposed acquisition of Alesta by BioMarin and the business prospects of Alesta and BioMarin, including, without limitation, statements about: the anticipated occurrence, manner and timing of the closing of the proposed acquisition; expectations regarding Alesta’s product candidates and their ongoing development; the potential impact of the acquisition on BioMarin’s financial results and financial guidance; BioMarin’s plans for external innovation, including BioMarin’s ability to execute additional transactions in future quarters; statements about BioMarin’s future financial performance; and other statements that are not historical facts. Actual results could differ materially from those anticipated in these forward-looking statements. Except as required by law, BioMarin assumes no obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise. These statements, which represent BioMarin’s current expectations or beliefs concerning various future events that are subject to significant risks and uncertainties, may contain words such as “may,” “will,” “would,” “could,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “project,” “seek,” “should,” “strategy,” “future,” “opportunity,” “potential” or other similar words and expressions indicating future results.

These forward-looking statements are predictions and involve risks and uncertainties such that actual results may differ materially from these statements. Forward-looking statements reflect current beliefs and expectations; however, these statements involve inherent risks and uncertainties, including, without limitation, with respect to: consummating the proposed acquisition in the anticipated timeframe, if at all; the possibility that various closing conditions for the transaction may not be satisfied or waived; the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; the effects of the proposed acquisition (or the announcement thereof) on BioMarin’s stock price and/or BioMarin’s operating results; unknown or inestimable liabilities; the development, launch and commercialization of products and product candidates; the parties’ ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period and that BioMarin and Alesta will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; obtaining and maintaining adequate coverage and reimbursement for BioMarin’s or Alesta’s products; the time-consuming and uncertain regulatory approval process; the costly and time-consuming pharmaceutical product development process and the uncertainty of clinical success, including risks related to failure or delays in successfully initiating or completing clinical trials and assessing patients, including with respect to current and planned future clinical trials; global economic, financial and healthcare system disruptions and the current and potential future negative impacts to BioMarin’s or Alesta’s business operations and financial results; the sufficiency of BioMarin’s or Alesta’s cash flows and capital resources; BioMarin’s ability to fund the acquisition; BioMarin’s evaluation of the potential impact of the transaction on its financial results and financial guidance; BioMarin’s or Alesta’s ability to achieve targeted or expected future financial performance and results and the uncertainty of future tax, accounting and other provisions and estimates; the effects of the transaction on relationships with key third parties, including employees, customers, suppliers, other business partners or governmental entities, including the risk that the proposed acquisition adversely affects employee retention; transaction costs; risks that the proposed acquisition disrupts current plans and operations; risks that the proposed transaction diverts management’s attention from ongoing business operations; changes in Alesta’s business during the period between announcement and closing of the proposed acquisition; any legal proceedings and/or regulatory actions that may be instituted related to the proposed acquisition; and other risks and uncertainties affecting BioMarin and Alesta, including those risk factors detailed in BioMarin’s filings with the SEC, including, without limitation, the risk factors contained under the caption “Risk Factors” in BioMarin’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026, as such risk factors may be updated by any subsequent reports. Stockholders of BioMarin are urged not to place undue reliance on forward-looking statements, which speak only as of the date hereof. BioMarin is under no obligation, and expressly disclaims any obligation, to update (publicly or otherwise) or alter any forward-looking statement, including without limitation any financial projection or guidance, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: August 18, 2026	By:	/s/ G. Eric Davis
G. Eric Davis
Executive Vice President, Chief Legal Officer